Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT: Les Van Dyke
Director, Investor Relations
(281) 492-5370
DIAMOND OFFSHORE DRILLING, INC. ANNOUNCES
SECOND-QUARTER/FIRST-HALF 2006 RESULTS
Houston, Texas, July 26, 2006 — Diamond Offshore Drilling, Inc. (NYSE:DO) today reported net income for the second quarter of 2006 of $175.7 million, or $1.27 per share on a diluted basis, compared with net income of $41.3 million, or $0.31 per share on a diluted basis, in the same period a year earlier. Revenues for the second quarter of 2006 were $512.2 million, compared with revenues of $283.4 million for the second quarter of 2005.
For the six months ended June 30, 2006, the Company reported net income of $321.0 million, or $2.33 per share on a diluted basis, compared with net income of $71.4 million, or $0.53 per share on a diluted basis, for the same period in 2005. Revenue for the six months ended June 30, 2006 was $959.9 million, compared to $542.2 million for the first six months of 2005.
The improvement in operating results reflects continuing record-high average dayrates and rig utilization for the Company’s entire fleet. Currently, approximately 95% of our fleet’s available days are contracted or committed through the end of 2006, and about 67% of our fleet’s available days are contracted or committed through the end of 2007.
Diamond Offshore provides contract drilling services to the energy industry around the globe and is a leader in deepwater drilling. Commitments represent Letters of Intent that are subject to customary conditions, including the execution of a definitive agreement.
As previously announced, Diamond Offshore will provide a simulcast and rebroadcast of its second-quarter/first-half 2006 earnings release conference call. The live broadcast of our quarterly conference call will be available online at www.diamondoffshore.com on July 26, 2006, beginning at 9:00 a.m. Central Daylight Savings Time. The online replay will follow immediately and continue for the remainder of the third calendar quarter after the original call. Please go to the web site at least 15 minutes before the broadcast to register, download and install any necessary audio software.
Statements in this press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may include, but are not limited to, statements concerning existing contracts, commitments and backlog, fleet enhancements, access to new markets, future earnings, future cash flows, market conditions, future market improvements, future growth in demand for equipment types or in any region and future contracts. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected, including, among others, the risk that full rig utilization may not be achieved during a contract period, the risk that the fleet’s available days may be reduced by unscheduled downtime, the risk that factors outside of the Company’s control may adversely impact the amount of profit realized from a contract, the risk that the markets for the Company’s services will not continue to improve, the risk that the Company’s market position may deteriorate, or the risk that the Company may not be able to participate fully in any future market improvements. A discussion of additional risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.
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DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Revenues:
Contract drilling	$498,390	$272,665	$933,043	$522,687
Revenues related to reimbursable expenses	13,798	10,734	26,875	19,470

Total revenues	512,188	283,399	959,918	542,157

Operating expenses:
Contract drilling	200,182	162,489	374,388	310,703
Reimbursable expenses	11,810	9,099	23,101	16,434
Depreciation	49,519	45,978	99,101	91,450
General and administrative	9,886	9,186	19,827	18,659
Loss (gain) on sale of assets	2,696	(8,250)	2,463	(7,992)

Total operating expenses	274,093	218,502	518,880	429,254

Operating income	238,095	64,897	441,038	112,903

Other income (expense):
Interest income	8,431	6,128	16,806	11,896
Interest expense	(5,744)	(15,756)	(12,550)	(25,323)
(Loss) gain on sale of marketable securities	(8)	77	(202)	(1,197)
Other, net	1,393	445	3,766	870

Income before income tax expense	242,167	55,791	448,858	99,149

Income tax expense	(66,446)	(14,509)	(127,816)	(27,749)

Net income	$175,721	$41,282	$321,042	$71,400

Income per share:
Basic	$1.36	$0.32	$2.49	$0.56

Diluted	$1.27	$0.31	$2.33	$0.53

Weighted average shares outstanding:
Shares of common stock	129,131	128,590	129,079	128,582
Dilutive potential shares of common stock	9,651	9,544	9,678	9,550

Total weighted average shares outstanding	138,782	138,134	138,757	138,132

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS
(Unaudited)
(In thousands)

	Three Months Ended
	June 30,
	2006	2005
REVENUES
High Specification Floaters	$189,003	$97,579
Intermediate Semisubmersibles	198,738	112,359
Jack-ups	110,649	63,160
Other	—	(433)

Total Contract Drilling Revenue	$498,390	$272,665

Revenues Related to Reimbursable Expenses	$13,798	$10,734

CONTRACT DRILLING EXPENSE
High Specification Floaters	$62,051	$46,011
Intermediate Semisubmersibles	95,465	80,873
Jack-ups	39,872	32,751
Other	2,794	2,854

Total Contract Drilling Expense	$200,182	$162,489

Reimbursable Expenses	$11,810	$9,099

OPERATING INCOME
High Specification Floaters	$126,952	$51,568
Intermediate Semisubmersibles	103,273	31,486
Jack-ups	70,777	30,409
Other	(2,794)	(3,287)
Reimbursable Expenses, net	1,988	1,635
Depreciation	(49,519)	(45,978)
General and Administrative Expense	(9,886)	(9,186)
(Loss) Gain on Sale of Assets	(2,696)	8,250

Total Operating Income	$238,095	$64,897

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2006	2005
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$643,916	$842,590
Marketable securities	2,040	2,281
Accounts receivable	462,239	357,104
Rig inventory and supplies	47,517	47,196
Prepaid expenses and other	69,242	32,707

Total current assets	1,224,954	1,281,878
Drilling and other property and equipment, net of accumulated depreciation	2,459,728	2,302,020
Other assets	22,286	23,024

Total assets	$3,706,968	$3,606,922

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities	$256,565	$268,986
Long-term debt	965,718	977,654
Deferred tax liability	451,263	445,094
Other liabilities	67,691	61,861
Stockholders’ equity	1,965,731	1,853,327

Total liabilities and stockholders’ equity	$3,706,968	$3,606,922

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
AVERAGE DAYRATES AND UTILIZATION

	Second Quarter		First Quarter		Second Quarter
	2006		2006		2005
	Dayrate	Utilization	Dayrate	Utilization	Dayrate	Utilization
	(Dayrate in thousands)
High Specification Floaters	$219	94%	$189	96%	$122	88%
Intermediate Semisubmersibles	$119	96%	$104	98%	$73	87%
Jack-ups	$103	89%	$85	96%	$52	92%